EXHIBIT 10.32

AMENDMENT NO. 1
OF
1999 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
OF
HYBRID NETWORKS, INC.

    This Amendment is made effective as of February 28, 2001, between Hybrid Networks, Inc. (the "Company") and holders of a majority Registrable Securities outstanding under that certain Amended and Restated Investor Rights Agreement dated September 9, 1999 (the "Investor Rights Agreement") between the Company and the Securities Holders (as defined in the Investors Rights Agreement). Except as provided otherwise herein, the capitalized terms in this Amendment shall have the same meaning as set forth in the Investors Rights Agreement.

RECITALS

    WHEREAS, the Company has on February 16, 2001 completed the sale of its securities (the "Financing") to a fund of The Palladin Group L.P. and the Company is required in connection therewith to register for resale by the investor common stock underlying the securities so sold under a Registration Statement(s) filed with the Securities and Exchange Commission.

    WHEREAS, in connection with the Financing, the Company and the undersigned desire to amend the Investors Rights Agreement as provided herein.

AGREEMENT

    NOW THEREFORE, pursuant to Section 2.7 of the Investor Rights Agreement, the Company and the undersigned hereby amend Section 1.2.2 of such agreement by adding to Section 1.2.2(a) the following as a new last sentence of such Section.

  Notwithstanding the foregoing, this Section 1.2.2 shall not apply to the registration of securities under the initial registration statement filed pursuant to the obligations of the Company under that certain Registration Rights Agreement dated February 16, 2001 between the Company and Halifax Fund, L.P., as the Purchaser thereunder.

    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one instrument.

    Executed effective as of the date first set forth above.

COMPANY:
HYBRID NETWORKS, INC.
By:
Name:
Title:

Signature Page to
Amendment No. 1 of 1999 Amended and Restated Investor Rights Agreement

SPRINT CORPORATION
By:
Its:
Address:	2330 Shawnee Mission Parkway Westwood, Kansas 66205
Facsimile Number: (913) 624-8426

[Signature Page to Amendment of 1999 Amended and Restated Investor Rights Agreement]

Signature Page to
Amendment No. 1 to 1999 Amended and Restated Investor Rights Agreement

Gary M. Lauder
Address:	88 Mercedes Lane Atherton, CA 94027
Facsimile Number: (650) 323-2172

[Signature Page to Amendment of 1999 Amended and Restated Investor Rights Agreement]

Signature Page to
Amendment No. 1 to 1999 Amended and Restated Investor Rights Agreement

ACCEL IV L.P.		ACCEL KEIRETSU L.P.
By: Accel IV Associates L.P.		By: Accel Partners & Co., Inc.
Its: General Partner		Its: General Partner
By:		By:
Its:		Its:
Address:	One Palmer Square Princeton, NJ 08542	Address:	One Palmer Square Princeton, NJ 08542
Facsimile Number: (609) 683-0384		Facsimile Number: (609) 683-0384
ACCEL INVESTORS '95 L.P.		ELLMORE C. PATTERSON PARTNERS
By:		By:
Its:		Its:
Address:	One Palmer Square Princeton, NJ 08542	Address:	One Palmer Square Princeton, NJ 08542
Facsimile Number: (609) 683-0384		Facsimile Number: (609) 683-0384

[Signature Page to Amendment of 1999 Amended and Restated Investor Rights Agreement]

Signature Page to
Amendment No. 1 to 1999 Amended and Restated Investor Rights Agreement

ACCEL VII L.P.		ACCEL INTERNET FUND III L.P.
By: Accel VII Associates L.L.C.		By: Accel Internet Fund Associates L.L.C.
Its: General Partner		Its: General Partner
By:		By:
Its: Managing Member		Its: Managing Member
Address:	One Palmer Square Princeton, NJ 08542	Address:	One Palmer Square Princeton, NJ 08542
Facsimile Number: (609) 683-0384		Facsimile Number: (609) 683-0384
ACCEL INVESTORS '99 L.P.
By:
Its:
Address:	One Palmer Square Princeton, NJ 08542
Facsimile Number: (609) 683-0384

[Signature Page to Amendment of 1999 Amended and Restated Investor Rights Agreement]